Exhibit 10.14

EXHIBIT 102
PARTICIPATING EMPLOYER DATA
Participating Employer:	Booz Allen Hamilton Holding Corporation
8283 Greensboro Drive
McLean, VA 22102
Plan Effective Date:	October 1, 2014
Plan Anniversary Date:	January 1, 2015 and each subsequent
January 1st

Rate Guarantee: Except as stated in the Group Policy, MetLife will not increase Plan Premium rates for the first thirty-seven months (October 1, 2014 through December 31, 2017).

Premium Due Date: Cumulative monthly Premium is due no later than the fifteenth of the month for the previous month's coverage. The first monthly premium will be payable on February 15, 2015. Subsequent premiums will be payable on the fifteenth day of each succeeding month, Failure to remit monthly premiums by the due date will reduce employees' cash value. Any unpaid cost of insurance premium due at termination of the GVUL or GUL contract may be collected from employees' GVUL or GUL certificate cash value.

Eligible Class or Classes of Employees
Eligibility Requirements:
To be eligible for GVUL coverage, employees must meet the Actively at Work Requirements on the effective date of the coverage , and be a United States citizen or Permanent Resident Alien with a taxpayer identification number (social security number) working in United States locations.

To be eligible for GUL coverage, employees must meet the Actively at Work Requirements on the effective date of coverage in any other location and be approved by MetLife for such coverage.
There is one class of eligible employees. Class 1 consists of the CEO, Executive Vice Presidents and Senior Vice Presidents.
Actively at Work Requirements:
Actively at Work Requirements: An employee must be in full-time Employment with the Participating Employer on the effective date of coverage, performing all the usual and customary duties of his or her job. They must be working at the Participating Employer's place of business; an alternate place approved by the Employer; or a place to which the Participating Employer's business requires travel.

Initial Eligibles Defined:	Members of Class 1 who are eligible as of the Plan Effective Date.
New Eligibles Defined:	Individuals who meet the Eligibility Requirements and become members of Class 1 subsequent to the Plan Effective Date.
New Hires Defined:	Newly hired individuals who meet the Eligibility Requirements and become members of Class 1.

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EXHIBIT 102
PARTICIPATING EMPLOYER DATA (continued)

Individual Effective Date
Effective Dates of Guaranteed Issue and Simplified Issue Coverage
For Initial Eligibles, Guaranteed Issue MetLife GVUUGUL Basic coverage will be effective as of the Plan Effective Date. At the Participating Employer's request, Initial Eligibles who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage.

For New Eligibles, Guaranteed Issue MetLife GVUUGUL Basic coverage will be effective as of the first of the month of date of eligibility. At the Participating Employer's request, New Eligibles who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage.

For New Hires, Guaranteed Issue Guaranteed Issue MetLife GVUL/GUL Basic coverage will be effective as of the first of the month of date of hire. At the Participating Employer's request, New Hires who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage.

Employee Insurance Benefits
Basic Coverage Definition:	The amount of life insurance coverage the Participating Employer has agreed to provide to eligible class members by paying them additional compensation to cover the cost.
Supplemental Coverage Definition:	Coverage in excess of the Basic Coverage Amount.
Basic Coverage Amount:	$2,000.000
Supplemental Coverage Amount:	N/A
Minimum Coverage Amount:	$100,000
Maximum Coverage Amount:	$3,000,000
Guaranteed Issue Coverage Amounts:	For Initial Eligibles: The MetLife GVUUGUL Basic coverage amount.
For New Eligibles: The MetLife GVUUGUL Basic coverage amount.
For New Hires: The MetLife GVULIGUL Basic coverage amount.

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EXHIBIT 102
PARTICIPATING EMPLOYER DATA (continued)

Guaranteed Issue Definition:	Coverage issued without Medical Evidence of Insurability (MEOI), subject to the requirements set forth below:
Guaranteed Issue Requirements:
•    MetLife must receive the enrollment form within 60 days of initial eligibility for any coverage which is not eligible for Passive Enrollment.
•    Participation requirements included in the MetUfe GVUL Proposal Summary must be met.
•    Underwriting approval is required for all participants over the age of 70 unless replacing existing coverage.
Guaranteed Issue Basic coverage will not be withheld pending approval of any coverage applied for in excess of Guaranteed Issue amounts,

Simplified Issue Definition:	Coverage in excess of Guaranteed Issue coverage.
Simplified Issue Requirements:
Simplified Issue requires underwriting approval. No person shall be insured for Simplified Issue coverage until such person has provided the required Medical Evidence of Insurability (MEOI) and coverage has been approved in Writing by MetLife. MEOI requirements apply to any coverage in excess of the Guaranteed Issue Coverage Amounts described above. Minimum MEOI requirements include completion of an authorization form and a medical questionnaire. In some instances, MetLife may also require the completion of an additional medical questionnaire, ParaMed exam, and/or any other information as may necessary to evaluate insurability. Required tests and ParaMed exams will be scheduled at the convenience of the applicant. Parameds conducted in the United States will be paid for by MetLife.

Application Period:
An employee who is eligible for Guaranteed Issue coverage other than Basic coverage must submit an enrollment form to MetLife no later than 60 days after the date of initial eligibility. If the employee fails to submit an application for such coverage within the specified Application Period, but subsequently applies for coverage, it will be deemed a Late Enrollment subject to Simplified Issue rules.

Late Enrollment:
If an eligible employee actively declines life insurance when initially eligible, but later requests coverage, MEOI and underwriter approval will be required for all coverage amounts. Minimum MEOI requirements include completion of an authorization form and a medical questionnaire. In some instances, MetLife may also require the completion of an additional medical questionnaire, ParaMed exam and/or any other information necessary to evaluate insurability. Required tests and ParaMed exams will be scheduled at the convenience of the applicant. Parameds conducted in the United States will be paid for by MetLife.

Late Enrollment coverage will be effective as of the first of the month following underwriter approval, subject to the monthly underwriting cut-off dates. Enrollment forms approved by underwriting after this date will be effective as of the first of the next following month to avoid retroactive payroll deductions.

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EXHIBIT 102
PARTICIPATING EMPLOYER DATA (continued)

Employee Insurance Benefits (For Spouse/Domestic Partner, Dependent Children)
N/A
Additional Benefits
Accelerated Benefits Rider:	This rider is part of the certificate for all eligible employees.

Will Preparation Service Rider:	This rider is part of the certificate for all eligible employees who elect GVUUGUL insurance.

Estate Resolution Services Rider:	This rider is part of the certificate for all eligible employees (services provided for both employee and spouse) who elect GVUUGUL insurance.
Name/Address of Subsidiary, Affiliate, Division, Branch and Other Similar Entity	Effective Date Under the Plan
N/A
Certificate Number	1
Certificate Form	G.24300(2003) As amended by GCR08-1 – Employee GVUL Certificate
Applies To	All employees of Booz Allen Hamilton Holding Corporation
Effective Date	October 1, 2014

Certificate Number	2
Certificate Form	G.9704(2009) – Employee GUL certificate
Applies To	All employees of Booz Allen Hamilton Holding Corporation
Effective Date	October 1, 2014

Certificate Number	3
Certificate Form	G.24300-6 – Accelerated Death benefit rider
Applies To	All employees of Booz Allen Hamilton Holding Corporation
Effective Date	October 1, 2014

Certificate Number	4
Certificate Form	CR05-1 I/wil Will Prep Certificate Rider
Applies To	All employees of Booz Allen Hamilton Holding Corporation
Effective Date	October 1, 2014

Certificate Number	5
Certificate Form	GCR07-28 ERS Certificate Rider
Applies To	All employees of Booz Allen Hamilton Holding Corporation
Effective Date	October 1, 2014

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